Recent Developments and Impact on Estimation Uncertainty	9 Months Ended
Sep. 30, 2020
Disclosure Of Accounting Judgements And Estimates [Abstract]
Recent Developments and Impact on Estimation Uncertainty

4. RECENT DEVELOPMENTS AND IMPACT ON ESTIMATION UNCERTAINTY

In March 2020, the World Health Organization declared a global pandemic following the emergence and rapid spread of a novel strain of the coronavirus (“COVID-19”). The outbreak and subsequent measures intended to limit the pandemic contributed to significant declines and volatility in financial markets. The pandemic has adversely impacted global commercial activity, including significantly reducing worldwide demand for crude oil.

The full extent of the impact of COVID-19 on the Company’s operations and future financial performance is currently unknown. It will depend on future developments that are uncertain and unpredictable, including the duration and spread of COVID-19, its continued impact on capital and financial markets on a macro-scale and any new information that may emerge concerning the severity of the virus. These uncertainties may persist beyond when it is determined how to contain the virus or treat its impact. The outbreak presents uncertainty and risk with respect to the Company, its performance, and estimates and assumptions used by Management in the preparation of its financial results.

A full list of the key sources of estimation uncertainty can be found in the Company’s annual Consolidated Financial Statements for the year ended December 31, 2019. The outbreak and current market conditions have increased the complexity of estimates and assumptions used to prepare the interim Consolidated Financial Statements, particularly related to the following key sources of estimation uncertainty:

Recoverable Amounts

Determining the recoverable amount of a cash-generating unit (“CGU”) or an individual asset requires the use of estimates and assumptions, which are subject to change as new information becomes available. The severe drop in commodity prices, including refined products, and the decline in market crack spreads due to reasons noted above, have increased the risk of measurement uncertainty in determining the recoverable amounts, especially estimating economic crude oil and natural gas reserves and estimating forward commodity prices.

Decommissioning Costs

Provisions are recorded for the future decommissioning and restoration of the Company’s upstream assets, refining assets and crude-by-rail terminal at the end of their economic lives. Management uses judgment to assess the existence of a liability and to estimate the future amount of the liability. Market volatility at September 30, 2020 increased the measurement uncertainty inherent in determining the appropriate credit-adjusted discount rate that is used in the estimation of decommissioning liabilities.

Income Tax Provisions

Income taxes on earnings or loss in the interim periods are accrued using the income tax rate that would be applicable to the expected total annual earnings or loss. There is increased measurement uncertainty related to the expected total annual earnings due to the reduced demand for crude oil, natural gas and refined products, as well as the fluctuation of commodity prices as a result of COVID-19.

Changes to these assumptions could result in a material adjustment to the carrying amount of assets and liabilities within the next financial year.